EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the aggregate as of the Cut-off Date (the “Cut-off Date Principal Balance). The “Principal Balance” of a Mortgage Loan as of any date is equal to the principal balance of such Mortgage Loan at its origination, plus (i) any Additional Balances transferred to the trust in respect of the Mortgage Loan, minus (ii) all collections credited against the principal balance of the Mortgage Loan in accordance with the related Credit Line Agreement prior to that day. The “Pool Balance” as of any date is equal to the aggregate of the Principal Balances of the Mortgage Loans in both Loan Groups.

GreenPoint Mortgage Funding Trust 2005-HE4 (the “Trust”) consists of a pool of first and second lien, adjustable-rate home equity lines of credit (the “HELOCs”) and closed-end second lien mortgage loans (the “Mortgage Loans,” or the “Loan Pool”) which consist of a group of first and second lien, adjustable-rate Mortgage Loans with Principal Balances that conform to Fannie Mae and Freddie Mac loan limits (the “Group I Mortgage Loans”) and a group of first and second lien, adjustable-rate Mortgage Loans with Principal Balances that may or may not conform to Fannie Mae and Freddie Mac loan limits (the “Group II Mortgage Loans”). In addition, certain of the conforming balance Mortgage Loans included in Loan Group II might otherwise have been included in Loan Group I, but were excluded from Loan Group I because they did not meet Fannie Mae and Freddie Mac criteria (including published guidelines) for factors other than Principal Balance.

The Mortgage Loans consist of approximately 21,920 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,253,739,235. The Group I Mortgage Loans consist of approximately 11,786 Mortgage Loans with a Cut-off Date Principal Balance of approximately $406,964,098. The Group II Mortgage Loans consist of approximately 10,134 Mortgage Loans with a Cut-off Date Principal Balance of approximately $846,775,137.

All of the Mortgage Loans included in the Loan Pool have been originated under loan agreements and disclosure statements (the “Credit Line Agreements”) and are secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a “Mortgaged Property”).

Each of the Mortgage Loans to be included in the Loan Pool was selected from the Originator’s portfolio of home equity lines of credit and mortgage loans. Such Mortgage Loans were originated by the Originator or acquired by the Originator in the secondary market in the ordinary course of its business and were underwritten or re-underwritten by the Originator in accordance with its underwriting standards. The Seller acquired such Mortgage Loans from the Originator.

Under the Sale and Servicing Agreement, the Originator made certain representations and warranties to the Depositor and the Indenture Trustee for the benefit of the Noteholders relating to, among other things, the due execution and enforceability of the Sale and Servicing Agreement and certain characteristics of the Mortgage Loans. Subject to certain limitations, the Originator will be obligated to repurchase or substitute a similar mortgage loan for any Mortgage Loan as to which there exists deficient documentation or an uncured breach of any such representation or warranty, if such breach of any such representation or warranty materially and adversely affects the Noteholders’ interests in such Mortgage Loan. The Seller sold the Mortgage Loans to the Depositor without recourse and will have no obligation with respect to the Notes in its capacity as Seller. The Originator will have no obligation with respect to the Notes in its capacity as Originator, other than the repurchase or substitution obligations described above.

Each Mortgage Loan is subject to the “due-on-sale” provisions included therein.

Each Mortgage Loan accrues interest at the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Loan Rate”) plus a margin (the “Margin”). Each Loan Rate on each Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the “Maximum Loan Rate”) or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the “Minimum Loan Rate”).

The HELOCs consist of loans originated under the following loan term options: a 15-year HELOC or a 25-year HELOC. Substantially all of the HELOCs have either an initial 5-year or 15-year period (each, a “Draw Period”), during which the related borrower may make cash withdrawals against the related equity line. The HELOCs that have a 5-year draw period have either a 10-year period, during which the balance of the HELOC as of the end of the draw period is repaid. The HELOCs that have a 15-year draw period have a 10-year repayment period, during which the balance of the HELOC as of the end of the draw period is repaid. Generally, the HELOC borrowers are subject to a $500 termination fee for loans paid within three years of origination. A borrower may access a HELOC credit line at any time during the draw period by writing a check.

The HELOCs generally require monthly minimum payments during the draw period equal to (i) late charges and any other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, (ii) accrued but unpaid interest for current and prior billing cycles, (iii) premiums for any optional credit life insurance obtained through the Servicer and (iv) an amount equal to the amount by which the Principal Balance exceeds the Credit Limit. During the repayment period for such HELOCs, the minimum payment amount will be an amount generally equal to the accrued and unpaid finance charges, late charges, and other charges authorized by the mortgage note, including, without limitation, any expenses or advances incurred by the Servicer under any security instrument, plus, with respect to the HELOCs with a 10-year or 20-year repayment period, approximately 0.8333% or 0.4167%, respectively, of the related Principal Balance outstanding at the end of the draw period. If paying only the minimum payment will neither reduce nor fully repay the loan account balance, the entire balance must be paid in a single balloon payment on the maturity date of the mortgage note.

Subject to applicable law, the Servicer is permitted to change the terms of a Credit Line Agreement for any HELOCs at any time provided that such changes (i) do not adversely affect the interest of the Noteholders (including, without limitation, any adverse affect to the tax status of any REMIC created by the Indenture) and (ii) are consistent with prudent business practice. In addition, the Servicer, within certain limitations described in the Sale and Servicing Agreement, may increase the credit limit of the HELOC serviced by the Servicer.

The Index. The HELOCs bear interest at a variable rate which changes monthly with changes in the applicable “Index Rate” which is a variable per annum rate based on the Prime Rate or Base Rate published in the Money Rates table of the Wall Street Journal.

Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 80.62% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of any second lien Mortgage Loans) at origination in excess of 80.00%. No Mortgage Loans had a loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien Mortgage Loans) of the Mortgage Loans at origination was approximately 88.17%. The combined loan-to-value ratio with respect to each Mortgage Loan is the ratio (expressed as a percentage) of (A) the sum of (i) the Credit Limit of such Mortgage Loan and (ii) any outstanding principal balances of mortgage loans senior to such Mortgage Loan (calculated as of the date of execution of the related Credit Line Agreement) to (B) (i) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination or (ii) in the case of a Mortgaged Property purchased within one year of the origination of the related Mortgage Loan, the lesser of (x) the appraised value of the related Mortgaged Property as set forth in the loan files at such date of origination and (y) the purchase price of such Mortgaged Property.

The Mortgage Loans have scheduled payments due throughout each month (each, a “Due Date”).

As of the Cut-off Date, the average Principal Balance of the Mortgage Loans was $57,196. The minimum Principal Balance of any Mortgage Loan as of the Cut-off Date was $(404) and the maximum Principal Balance of any HELOC as of the Cut-off Date was $500,000. Approximately 703 of the Mortgage Loans do not have a Principal Balance as of the Cut-off Date.

As of the Cut-off Date, the Mortgage Loans had Loan Rates ranging from approximately 6.250% to 13.500% per annum and the weighted average Loan Rate was approximately 8.365% per annum. As of the Cut-off Date, the Mortgage Loans had Margins ranging from 0.000% per annum to 6.500% per annum, Maximum Loan Rates ranging from 11.000% per annum to 18.000% per annum and Minimum Loan Rates ranging from 0.000% per annum to 6.500% per annum. As of the Cut-off Date, the weighted average Margin was approximately 1.871% per annum, the weighted average Maximum Loan Rate was approximately 17.969% per annum and the weighted average Minimum Loan Rate was approximately 1.871% per annum.

As of the Cut-off Date, the Mortgage Loans consisting of HELOCs had Credit Limit Utilization Rates ranging from (0.72)% to 100.00% and the weighted average Credit Limit Utilization Rate of the Mortgage Loans was approximately 84.36%. The “Credit Limit Utilization Rate” is determined by dividing the Principal Balance of a HELOC as of the Cut-off Date by the Credit Limit of the related HELOC. The “Credit Limit” with respect to a HELOC is the maximum dollar amount of draws permitted to be made thereunder at any one time by the related mortgagor.

As of the Cut-off Date, the Mortgage Loans consisting of HELOCs had Draw Periods ranging from approximately 60 months to approximately 180 months and the weighted average Draw Period was approximately 82 months. The weighted average remaining term to maturity of the Mortgage Loans consisting of HELOCs was approximately 198 months as of the Cut-off Date. None of the Mortgage Loans had a remaining term to maturity of less than 108 months or greater than 298 months as of the Cut-off Date.

The weighted average Second Mortgage Ratio for the Mortgage Loans consisting of HELOCs was approximately 17.45%. With respect to each HELOC, the “Second Mortgage Ratio” is the Credit Limit of such HELOC divided by the lesser of (i) the appraised value and (ii) the sale price, in each case, with respect to any loan senior to such HELOC.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date, in the case of the Initial Mortgage Loans, or the applicable Subsequent Cut-off Date, in the case of the Subsequent Mortgage Loans.

The Mortgage Loans had the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Type of Mortgage Loans

Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Balloon 15/30 Second Lien	47	$1,504,195.04	0.12%
Fixed Rate Second Lien	12	506,313.78	0.04
Heloc 1st 5YR/10YR IO	51	6,531,449.93	0.52
Heloc 2nd 5YR/10YR	3	82,005.26	0.01
Heloc 2nd 5YR/10YR 1MO/1MO IO	1,838	153,552,880.08	12.25
Heloc 2nd 5YR/10YR 3MO/1MO	2	75,337.49	0.01
Heloc 2nd 5YR/10YR 3MO/1MO IO	1,222	90,764,820.26	7.24
Heloc 2nd 5YR/10YR IO	15,136	768,387,078.09	61.29
Heloc 2nd 10YR/15YR	1	65,000.00	0.01
Heloc 2nd 15YR/10YR 1MO/1MO IO	3,161	201,798,046.65	16.10
Heloc 2nd 15YR/10YR 3MO/1MO	2	0.00	0.00
Heloc 2nd 15YR/10YR 3MO/1MO IO	445	30,472,107.92	2.43
Total	21,920	$1,253,739,234.50	100.00%

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	703	$-610.26	0.00%
1 - 50,000	11,704	330,401,376.67	26.35
50,001 - 100,000	6,638	479,685,109.24	38.26
100,001 - 150,000	1,758	216,261,823.86	17.25
150,001 - 200,000	828	148,838,312.09	11.87
200,001 - 250,000	144	32,829,408.54	2.62
250,001 - 300,000	93	26,030,345.21	2.08
300,001 - 350,000	21	6,829,210.43	0.54
350,001 - 400,000	18	6,955,826.44	0.55
400,001 - 450,000	7	2,965,431.77	0.24
450,001 - 500,000	6	2,943,000.51	0.23
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $57,196.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
620 - 625	44	$2,709,311.35	0.22%
626 - 650	647	33,631,988.93	2.68
651 - 675	2,507	148,865,578.92	11.87
676 - 700	5,118	306,857,683.57	24.48
701 - 725	5,174	311,915,793.13	24.88
726 - 750	3,756	207,610,749.10	16.56
751 - 775	2,738	143,127,375.49	11.42
776 - 800	1,624	83,878,303.24	6.69
801 - 822	312	15,142,450.77	1.21
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The weighted average credit score of the Mortgage Loans that had credit scores as of the Cut-off Date was approximately 715.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120 - 120	1	$188,036.56	0.01%
171 - 180	18,310	1,021,216,043.37	81.45
291 - 300	3,609	232,335,154.57	18.53
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 202 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
108 - 110	3	$227,190.28	0.02%
121 - 130	1	17,005.94	0.00
131 - 140	2	75,337.49	0.01
141 - 150	7	153,295.15	0.01
151 - 160	8	308,283.91	0.02
161 - 170	247	13,350,938.82	1.06
171 - 180	18,043	1,007,272,028.34	80.34
231 - 240	2	0.00	0.00
271 - 280	2	122,290.50	0.01
281 - 290	29	1,571,663.55	0.13
291 - 298	3,576	230,641,200.52	18.40
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 198 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	12,774	$771,397,031.93	61.53%
PUD	4,213	245,274,241.10	19.56
Condo Low-Rise	2,246	96,836,076.97	7.72
Duplex	950	47,691,785.47	3.80
Fourplex	490	28,956,203.84	2.31
Single Family Attached	458	20,848,064.92	1.66
Triplex	344	19,774,642.93	1.58
Condo High-Rise	277	14,369,540.37	1.15
Condo Mid-Rise	111	5,472,225.21	0.44
Condo Site	56	3,104,510.30	0.25
Manufactured Housing	1	14,911.46	0.00
Total	21,920	$1,253,739,234.50	100.00%

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	15,192	$1,012,533,190.68	80.76%
Non-owner	6,156	215,133,620.47	17.16
Second Home	572	26,072,423.35	2.08
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	9,467	$613,493,259.06	48.93%
Purchase	11,445	596,758,261.94	47.60
Rate/Term Refinance	1,008	43,487,713.50	3.47
Total	21,920	$1,253,739,234.50	100.00%

Original Combined Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.21 - 15.00	4	$197,822.86	0.02%
15.01 - 20.00	6	181,296.30	0.01
20.01 - 25.00	14	782,523.55	0.06
25.01 - 30.00	9	406,402.14	0.03
30.01 - 35.00	24	915,965.58	0.07
35.01 - 40.00	28	1,603,350.69	0.13
40.01 - 45.00	36	2,830,731.51	0.23
45.01 - 50.00	87	6,332,546.81	0.51
50.01 - 55.00	104	7,094,576.14	0.57
55.01 - 60.00	143	11,306,084.43	0.90
60.01 - 65.00	187	16,418,604.69	1.31
65.01 - 70.00	390	35,767,808.09	2.85
70.01 - 75.00	511	43,499,352.96	3.47
75.01 - 80.00	1,460	115,591,059.70	9.22
80.01 - 85.00	1,194	71,925,412.64	5.74
85.01 - 90.00	11,068	535,504,738.13	42.71
90.01 - 95.00	3,757	199,367,731.42	15.90
95.01 - 100.00	2,898	204,013,226.86	16.27
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 88.17%.

(2)	References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Geographic Payment of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
California	9,611	$720,172,436.07	57.44%
New York	923	57,140,111.42	4.56
Florida	1,155	48,027,853.02	3.83
Virginia	775	41,809,351.53	3.33
Nevada	878	40,876,707.23	3.26
Washington	865	38,505,620.83	3.07
Arizona	1,009	36,624,293.17	2.92
Maryland	577	31,019,147.48	2.47
Colorado	774	30,634,656.79	2.44
Illinois	656	26,562,679.78	2.12
Massachusetts	419	25,300,952.89	2.02
Oregon	520	21,914,537.07	1.75
New Jersey	344	18,091,186.81	1.44
Georgia	489	17,356,694.42	1.38
Minnesota	384	13,493,833.03	1.08
Utah	318	10,808,743.21	0.86
Michigan	324	10,575,324.36	0.84
Ohio	364	10,345,986.84	0.83
Pennsylvania	266	9,056,521.41	0.72
North Carolina	253	7,556,277.53	0.60
Connecticut	130	6,868,613.21	0.55
Idaho	142	4,964,702.19	0.40
District of Columbia	80	4,389,380.12	0.35
Montana	58	2,998,411.91	0.24
South Carolina	90	2,869,407.16	0.23
New Hampshire	41	2,154,739.16	0.17
Rhode Island	46	2,071,211.82	0.17
Tennessee	76	1,761,388.76	0.14
Missouri	61	1,660,625.34	0.13
Indiana	64	1,516,303.98	0.12
New Mexico	25	1,073,827.20	0.09
Delaware	28	1,000,843.16	0.08
Wisconsin	24	949,550.13	0.08
Kansas	33	922,670.24	0.07
Kentucky	14	426,070.84	0.03
Oklahoma	21	370,787.53	0.03
Texas	20	358,550.39	0.03
Iowa	13	301,056.25	0.02
Alabama	10	270,319.26	0.02
Arkansas	1	198,956.35	0.02
Nebraska	9	177,827.49	0.01
Wyoming	8	123,142.93	0.01
Maine	5	116,735.53	0.01
South Dakota	6	114,493.88	0.01
West Virginia	3	108,200.00	0.01
North Dakota	4	54,756.18	0.00
Mississippi	3	33,772.96	0.00
Louisiana	1	9,975.64	0.00
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.32% in the 94513 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Stated Income	16,515	$1,005,114,370.75	80.17%
Full Documentation	5,035	227,774,356.69	18.17
Stated Documentation	314	16,239,996.09	1.30
No Income Verification	54	4,471,996.93	0.36
NID/NED/NAD	2	138,514.04	0.01
Total	21,920	$1,253,739,234.50	100.00%

Current Loan Rates of the Mortgage Loans(1)

Current Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6.250 - 7.000	2,909	$197,654,717.06	15.77%
7.001 - 8.000	4,769	339,613,023.68	27.09
8.001 - 9.000	6,230	362,742,720.80	28.93
9.001 - 10.000	6,041	286,835,065.34	22.88
10.001 - 11.000	1,719	58,448,976.18	4.66
11.001 - 12.000	228	7,818,333.89	0.62
12.001 - 13.000	21	536,541.61	0.04
13.001 - 13.500	3	89,855.94	0.01
Total	21,920	$1,253,739,234.50	100.00%

___________________

(1)	The weighted average current Loan Rate of the Mortgage Loans as of the Cut-off Date was approximately 8.365% per annum.

Margins of the HELOCs(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.000	489	$34,555,146.31	2.76%
0.001 - 1.000	4,887	347,541,296.44	27.76
1.001 - 2.000	4,816	316,944,308.73	25.32
2.001 - 3.000	7,384	404,185,680.79	32.29
3.001 - 4.000	3,709	131,041,960.22	10.47
4.001 - 5.000	522	15,742,121.43	1.26
5.001 - 6.000	52	1,645,361.76	0.13
6.001 - 6.500	2	72,850.00	0.01
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The weighted average Margin of the HELOCs as of the Cut-off Date was approximately 1.871% per annum.

Maximum Loan Rates of the HELOCs(1)

Maximum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.001 - 11.000	1	$65,000.00	0.01%
11.001 - 12.000	49	6,412,235.54	0.51
17.001 - 18.000	21,811	1,245,251,490.14	99.48
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The weighted average Maximum Loan Rate of the HELOCs as of the Cut-off Date was approximately 17.969% per annum.

Minimum Loan Rates of the HELOCs(1)

Minimum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.000	489	$34,555,146.31	2.76%
0.001 - 1.000	4,887	347,541,296.44	27.76
1.001 - 2.000	4,816	316,944,308.73	25.32
2.001 - 3.000	7,384	404,185,680.79	32.29
3.001 - 4.000	3,709	131,041,960.22	10.47
4.001 - 5.000	522	15,742,121.43	1.26
5.001 - 6.000	52	1,645,361.76	0.13
6.001 - 6.500	2	72,850.00	0.01
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The weighted average Minimum Loan Rate of the HELOCs as of the Cut-off Date was approximately 1.871% per annum.

Credit Limits of the HELOCs(1)

Credit Limit ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 - 50,000	10,750	$300,517,583.84	24.01%
50,001 - 100,000	7,446	475,897,871.90	38.02
100,001 - 150,000	1,992	214,581,052.37	17.14
150,001 - 200,000	1,245	173,030,566.80	13.82
200,001 - 250,000	207	33,985,649.47	2.72
250,001 - 300,000	136	29,687,049.77	2.37
300,001 - 350,000	26	6,510,532.74	0.52
350,001 - 400,000	32	9,044,260.77	0.72
400,001 - 450,000	8	2,441,865.52	0.20
450,001 - 500,000	19	6,032,292.50	0.48
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The average Credit Limit of the HELOCs as of the Cut-off Date was approximately $67,882.

Credit Limit Utilization Rates of the HELOCs(1)

Credit Limit Utilization Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.00	698	$-610.26	0.00%
0.01 - 5.00	351	559,063.02	0.04
5.01 - 10.00	112	854,137.91	0.07
10.01 - 15.00	106	1,438,601.63	0.11
15.01 - 20.00	105	2,107,163.41	0.17
20.01 - 25.00	118	2,754,753.70	0.22
25.01 - 30.00	134	4,183,054.16	0.33
30.01 - 35.00	140	4,170,479.60	0.33
35.01 - 40.00	138	4,935,884.07	0.39
40.01 - 45.00	149	6,492,109.88	0.52
45.01 - 50.00	188	9,576,935.02	0.77
50.01 - 55.00	177	8,931,643.48	0.71
55.01 - 60.00	168	8,915,876.01	0.71
60.01 - 65.00	199	12,902,331.74	1.03
65.01 - 70.00	181	10,911,971.51	0.87
70.01 - 75.00	203	15,120,807.76	1.21
75.01 - 80.00	239	17,956,153.93	1.43
80.01 - 85.00	240	20,578,742.96	1.64
85.01 - 90.00	296	24,105,198.71	1.93
90.01 - 95.00	437	32,008,249.79	2.56
95.01 - 100.00	17,482	1,063,226,177.65	84.94
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The average credit utilization rate of the HELOCs as of the Cut-off Date was approximately 84.35%.

Original Draw Periods of the HELOCs(1)

Original Draw Period (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
51 - 60	18,252	$1,019,393,571.11	81.44%
111 - 120	1	65,000.00	0.01
171 - 180	3,608	232,270,154.57	18.56
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The weighted average original Draw Period of the HELOCs as of the Cut-off Date was approximately 82 months.

Remaining Draw Periods of the HELOCs(1)

Remaining Draw Period (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	2	$39,153.72	0.00%
11 - 20	2	75,337.49	0.01
21 - 30	7	153,295.15	0.01
31 - 40	6	243,350.92	0.02
41 - 50	221	12,593,984.59	1.01
51 - 60	18,014	1,006,288,449.24	80.39
101 - 110	1	65,000.00	0.01
111 - 120	2	0.00	0.00
151 - 160	2	122,290.50	0.01
161 - 170	28	1,506,663.55	0.12
171 - 180	3,576	230,641,200.52	18.43
Total	21,861	$1,251,728,725.68	100.00%

___________________

(1)	The weighted average remaining Draw Period of the HELOCs as of the Cut-off Date was approximately 78 months.

Second Lien Mortgage Ratios of the HELOCs

Second Lien Mortgage Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.82 - 5.00	324	$9,249,477.85	0.74%
5.01 - 10.00	8,218	314,464,000.29	25.25
10.01 - 15.00	5,236	278,871,212.32	22.40
15.01 - 20.00	4,919	358,589,095.16	28.80
20.01 - 25.00	1,561	129,534,402.97	10.40
25.01 - 30.00	743	72,731,423.15	5.84
30.01 - 35.00	392	40,313,269.80	3.24
35.01 - 40.00	212	21,217,988.20	1.70
40.01 - 45.00	110	10,456,548.88	0.84
45.01 - 50.00	47	5,051,145.47	0.41
50.01 - 55.00	21	2,096,521.10	0.17
55.01 - 60.00	15	1,483,940.07	0.12
60.01 - 65.00	3	141,795.93	0.01
65.01 - 70.00	4	571,448.56	0.05
70.01 - 75.00	2	128,738.00	0.01
75.01 - 80.00	3	296,268.00	0.02
Total	21,810	$1,245,197,275.75	100.00%

___________________

(1)	The weighted average Second Lien Mortgage Ratio of the HELOCs as of the Cut-off Date was approximately 17.45%.

Loan Statistics for Group I Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 86.23% of the Group I Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of any second lien Group I Mortgage Loans) at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien Group I Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien Group I Mortgage Loans) of the Group I Mortgage Loans at origination was approximately 89.14%.

The Group I Mortgage Loans have Due Dates throughout each month.

As of the Cut-off Date, the average Principal Balance of the Group I Mortgage Loans was $34,529. The minimum Principal Balance of any Group I Mortgage Loan as of the Cut-off Date was $(69) and the maximum Principal Balance of any Group I Mortgage Loan as of the Cut-off Date was $296,900. Approximately 317 loans of the Group I Mortgage Loans did not have a Principal Balance as of the Cut-off Date.

As of the Cut-off Date, the Group I Mortgage Loans had Loan Rates ranging from approximately 6.250% to 13.500% per annum and the weighted average Loan Rate was approximately 8.842% per annum. As of the Cut-off Date, the Group I Mortgage Loans had Margins ranging from 0.000% per annum to 6.500% per annum, Maximum Loan Rates ranging from 12.000% per annum to 18.000% per annum and Minimum Loan Rates ranging from 0.000% per annum to 6.500% per annum. As of the Cut-off Date, the weighted average Margin was approximately 2.358% per annum, the weighted average Maximum Loan Rate was approximately 17.960% per annum and the weighted average Minimum Loan Rate was approximately 2.358% per annum.

As of the Cut-off Date, the Group I Mortgage Loans consisting of HELOCs had Credit Limit Utilization Rates ranging from (0.63)% to 100.00% and the weighted average Credit Limit Utilization Rate of the Group I Mortgage Loans consisting of HELOCs was approximately 86.74%.

As of the Cut-off Date, the Group I Mortgage Loans consisting of HELOCs had Draw Periods ranging from approximately 60 months to approximately 180 months and the weighted average Draw Period was approximately 78 months. The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 193 months as of the Cut-off Date. None of the Group I Mortgage Loans had a remaining term to maturity of less than 108 months or greater than 298 months as of the Cut-off Date.

The weighted average Second Mortgage Ratio for the Group I Mortgage Loans consisting of HELOCs was approximately 17.52%.

The Group I Mortgage Loans have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Type of Group I Mortgage Loans

Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Balloon 15/30 Second Lien	39	$731,794.20	0.18%
Fixed Rate Second Lien	10	216,394.10	0.05
Heloc 1st 5YR/10YR IO	35	2,803,067.35	0.69
Heloc 2nd 5YR/10YR	1	7,279.56	0.00
Heloc 2nd 5YR/10YR 1MO/1MO IO	699	33,502,769.61	8.23
Heloc 2nd 5YR/10YR 3MO/1MO IO	446	18,977,579.02	4.66
Heloc 2nd 5YR/10YR IO	9,082	291,388,879.16	71.60
Heloc 2nd 15YR/10YR 1MO/1MO IO	1,297	51,938,509.98	12.76
Heloc 2nd 15YR/10YR 3MO/1MO IO	177	7,397,824.90	1.82
Total	11,786	$406,964,097.88	100.00%

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	325	$-114.23	0.00%
1 - 50,000	9,209	246,082,608.00	60.47
50,001 - 100,000	2,092	140,603,408.13	34.55
100,001 - 150,000	145	17,479,693.79	4.30
150,001 - 200,000	13	2,237,760.91	0.55
250,001 - 296,900	2	560,741.28	0.14
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $34,529.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
620 - 625	28	$1,217,318.11	0.30%
626 - 650	368	12,514,120.28	3.07
651 - 675	1,353	51,457,721.12	12.64
676 - 700	2,622	94,374,841.03	23.19
701 - 725	2,732	97,051,092.40	23.85
726 - 750	2,082	69,425,306.12	17.06
751 - 775	1,520	47,792,605.21	11.74
776 - 800	904	27,675,005.09	6.80
801 - 821	177	5,456,088.52	1.34
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores as of the Cut-off Date was approximately 715.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
180 - 180	10,312	$347,627,763.00	85.42%
291 - 300	1,474	59,336,334.88	14.58
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The weighted average combined original term to maturity of the Group I Mortgage Loans as of the Cut-off Date was approximately 198 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
108 - 110	1	$7,279.56	0.00%
121 - 130	1	17,005.94	0.00
141 - 150	3	71,719.19	0.02
151 - 160	5	174,827.31	0.04
161 - 170	146	4,185,441.10	1.03
171 - 180	10,156	343,171,489.90	84.32
281 - 290	11	345,531.27	0.08
291 - 298	1,463	58,990,803.61	14.50
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans as of the Cut-off Date was approximately 193 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	6,258	$217,507,043.15	53.45%
PUD	2,158	74,200,202.47	18.23
Condo Low-Rise	1,503	45,927,896.53	11.29
Duplex	671	23,617,361.00	5.80
Fourplex	394	18,110,577.45	4.45
Triplex	254	10,742,309.72	2.64
Single Family Attached	298	7,895,779.19	1.94
Condo High-Rise	161	5,752,452.82	1.41
Condo Mid-Rise	63	2,009,805.22	0.49
Condo Site	25	1,185,758.87	0.29
Manufactured Housing	1	14,911.46	0.00
Total	11,786	$406,964,097.88	100.00%

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	6,331	$256,506,174.91	63.03%
Non-owner	5,064	138,637,272.98	34.07
Second Home	391	11,820,649.99	2.90
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Purchase	6,630	$203,466,338.31	50.00%
Cash Out Refinance	4,490	183,584,730.55	45.11
Rate/Term Refinance	666	19,913,029.02	4.89
Total	11,786	$406,964,097.88	100.00%

Original Combined Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.21 - 15.00	4	$197,822.86	0.05%
15.01 - 20.00	6	181,296.30	0.04
20.01 - 25.00	10	559,426.47	0.14
25.01 - 30.00	8	380,387.71	0.09
30.01 - 35.00	18	711,317.82	0.17
35.01 - 40.00	19	1,027,972.96	0.25
40.01 - 45.00	27	1,504,004.91	0.37
45.01 - 50.00	51	2,548,819.58	0.63
50.01 - 55.00	54	2,444,686.25	0.60
55.01 - 60.00	64	2,809,755.77	0.69
60.01 - 65.00	76	3,785,772.49	0.93
65.01 - 70.00	125	6,093,008.56	1.50
70.01 - 75.00	187	9,191,632.43	2.26
75.01 - 80.00	494	24,618,361.08	6.05
80.01 - 85.00	489	18,510,205.99	4.55
85.01 - 90.00	6,303	184,473,875.96	45.33
90.01 - 95.00	2,342	80,297,844.66	19.73
95.01 - 100.00	1,509	67,627,906.08	16.62
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 89.14%.

(2)	References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Geographic Payment of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
California	2,736	$120,942,224.69	29.72%
Florida	867	25,415,288.22	6.25
Arizona	839	23,866,435.24	5.86
Washington	657	23,182,954.82	5.70
Nevada	626	21,400,459.47	5.26
Colorado	630	19,906,899.49	4.89
New York	428	19,304,387.00	4.74
Illinois	546	17,778,233.53	4.37
Virginia	375	13,400,521.25	3.29
Oregon	410	13,338,419.73	3.28
Maryland	340	12,260,175.46	3.01
Massachusetts	247	11,457,055.01	2.82
Georgia	417	11,444,958.21	2.81
Minnesota	329	9,451,436.88	2.32
Ohio	339	8,326,372.50	2.05
New Jersey	213	8,239,035.41	2.02
Michigan	281	7,879,101.42	1.94
Utah	273	7,366,417.87	1.81
Pennsylvania	214	5,752,536.61	1.41
North Carolina	217	5,258,601.01	1.29
Idaho	123	3,019,880.39	0.74
Connecticut	76	2,672,858.86	0.66
Montana	46	1,717,623.00	0.42
District of Columbia	45	1,571,622.26	0.39
South Carolina	68	1,478,383.76	0.36
Tennessee	68	1,455,595.70	0.36
Rhode Island	34	1,228,660.74	0.30
Indiana	59	1,182,103.98	0.29
Missouri	54	975,333.58	0.24
New Hampshire	28	911,878.21	0.22
Delaware	25	849,844.75	0.21
Wisconsin	22	697,842.13	0.17
Kansas	30	633,803.13	0.16
New Mexico	18	549,390.32	0.13
Kentucky	12	375,055.66	0.09
Oklahoma	20	335,087.53	0.08
Iowa	13	301,056.25	0.07
Texas	19	256,667.27	0.06
Nebraska	9	177,827.49	0.04
Alabama	8	150,328.84	0.04
Wyoming	8	123,142.93	0.03
South Dakota	6	114,493.88	0.03
Maine	4	96,298.62	0.02
North Dakota	4	54,756.18	0.01
West Virginia	1	39,300.00	0.01
Mississippi	1	13,772.96	0.00
Louisiana	1	9,975.64	0.00
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.29% in the 89031 ZIP Code.

Documentation Levels of the Group I Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Stated Income	8,200	$294,371,453.25	72.33%
Full Documentation	3,441	107,075,924.30	26.31
Stated Documentation	138	5,130,328.08	1.26
No Income Verification	6	312,878.21	0.08
NID/NED/NAD	1	73,514.04	0.02
Total	11,786	$406,964,097.88	100.00%

Current Loan Rates of the Group I Mortgage Loans(1)

Current Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6.250 - 7.000	836	$30,637,890.89	7.53%
7.001 - 8.000	1,657	69,760,610.52	17.14
8.001 - 9.000	3,479	125,320,729.74	30.79
9.001 - 10.000	4,156	137,717,996.88	33.84
10.001 - 11.000	1,436	37,679,674.71	9.26
11.001 - 12.000	201	5,536,741.80	1.36
12.001 - 13.000	19	270,547.40	0.07
13.001 - 13.500	2	39,905.94	0.01
Total	11,786	$406,964,097.88	100.00%

___________________

(1)	The weighted average current Loan Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.842% per annum.

Margins of the Group I HELOCs(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.000	103	$3,837,089.22	0.95%
0.001 - 1.000	1,369	53,438,203.08	13.16
1.001 - 2.000	2,277	94,318,390.79	23.23
2.001 - 3.000	4,381	157,267,637.70	38.73
3.001 - 4.000	3,092	84,910,344.00	20.91
4.001 - 5.000	468	11,087,714.51	2.73
5.001 - 6.000	46	1,133,630.28	0.28
6.001 - 6.500	1	22,900.00	0.01
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The weighted average Margin of the Group I HELOCs as of the Cut-off Date was approximately 2.358% per annum.

Maximum Loan Rates of the Group I HELOCs(1)

Maximum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.001 - 12.000	33	$2,683,852.96	0.66%
17.001 - 18.000	11,704	403,332,056.62	99.34
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The weighted average Maximum Loan Rate of the Group I HELOCs as of the Cut-off Date was approximately 17.960% per annum.

Minimum Loan Rates of the Group I HELOCs(1)

Minimum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.000	103	$3,837,089.22	0.95%
0.001 - 1.000	1,369	53,438,203.08	13.16
1.001 - 2.000	2,277	94,318,390.79	23.23
2.001 - 3.000	4,381	157,267,637.70	38.73
3.001 - 4.000	3,092	84,910,344.00	20.91
4.001 - 5.000	468	11,087,714.51	2.73
5.001 - 6.000	46	1,133,630.28	0.28
6.001 - 6.500	1	22,900.00	0.01
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The weighted average Minimum Loan Rate of the Group I HELOCs as of the Cut-off Date was approximately 2.358% per annum.

Credit Limits of the Group I HELOCs(1)

Credit Limit ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 - 50,000	8,950	$234,674,493.72	57.80%
50,001 - 100,000	2,506	145,381,890.37	35.81
100,001 - 150,000	238	21,246,742.09	5.23
150,001 - 200,000	40	4,139,734.79	1.02
200,001 - 250,000	1	12,307.33	0.00
250,001 - 300,000	1	263,841.28	0.06
350,001 - 356,000	1	296,900.00	0.07
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The average Credit Limit of the Group I HELOCs as of the Cut-off Date was approximately $39,809.

Credit Limit Utilization Rates of the Group I HELOCs(1)

Credit Limit Utilization Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.00	320	$-114.23	0.00%
0.01 - 5.00	147	192,471.24	0.05
5.01 - 10.00	56	297,532.97	0.07
10.01 - 15.00	38	272,817.61	0.07
15.01 - 20.00	31	437,199.54	0.11
20.01 - 25.00	56	801,812.54	0.20
25.01 - 30.00	58	1,119,981.16	0.28
30.01 - 35.00	58	1,221,796.16	0.30
35.01 - 40.00	49	1,236,807.96	0.30
40.01 - 45.00	63	1,538,880.77	0.38
45.01 - 50.00	74	2,317,527.67	0.57
50.01 - 55.00	76	2,855,670.42	0.70
55.01 - 60.00	80	2,932,175.09	0.72
60.01 - 65.00	77	3,151,266.94	0.78
65.01 - 70.00	88	3,801,168.80	0.94
70.01 - 75.00	86	3,982,706.28	0.98
75.01 - 80.00	107	5,318,372.14	1.31
80.01 - 85.00	92	4,592,242.29	1.13
85.01 - 90.00	123	6,128,507.27	1.51
90.01 - 95.00	226	9,400,041.87	2.32
95.01 - 100.00	9,832	354,417,045.09	87.29
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The weighted average credit utilization rate of the Group I HELOCs as of the Cut-off Date was approximately 86.74%.

Original Draw Periods of the Group I HELOCs(1)

Original Draw Period (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
51 - 60	10,263	$346,679,574.70	85.39%
171 - 180	1,474	59,336,334.88	14.61
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The weighted average original Draw Period of the Group I HELOCs as of the Cut-off Date was approximately 78 months.

Remaining Draw Periods of the Group I HELOCs(1)

Remaining Draw Period (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	1	$7,279.56	0.00%
21 - 30	3	71,719.19	0.02
31 - 40	3	109,894.32	0.03
41 - 50	125	3,844,488.19	0.95
51 - 60	10,131	342,646,193.44	84.39
161 - 170	11	345,531.27	0.09
171 - 178	1,463	58,990,803.61	14.53
Total	11,737	$406,015,909.58	100.00%

___________________

(1)	The weighted average remaining Draw Period of the Group I HELOCs as of the Cut-off Date was approximately 73 months.

Second Lien Mortgage Ratios of the Group I HELOCs

Second Lien Mortgage Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.33 - 5.00	104	$1,458,251.26	0.36%
5.01 - 10.00	4,622	115,070,868.02	28.54
10.01 - 15.00	2,970	90,548,869.20	22.46
15.01 - 20.00	2,385	102,423,943.61	25.40
20.01 - 25.00	805	40,282,296.62	9.99
25.01 - 30.00	382	22,687,412.43	5.63
30.01 - 35.00	199	14,113,439.80	3.50
35.01 - 40.00	121	8,383,160.87	2.08
40.01 - 45.00	58	3,780,356.04	0.94
45.01 - 50.00	27	2,180,231.92	0.54
50.01 - 55.00	11	846,838.28	0.21
55.01 - 60.00	10	827,952.19	0.21
60.01 - 65.00	2	141,795.93	0.04
65.01 - 70.00	2	183,670.06	0.05
70.01 - 75.00	2	128,738.00	0.03
75.01 - 80.00	2	155,018.00	0.04
Total	11,702	$403,212,842.23	100.00%

___________________

(1)	The weighted average Second Lien Mortgage Ratio of the Group I HELOCs as of the Cut-off Date was approximately 17.52%.

Loan Statistics for Group II Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 77.94% of the Group II Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of any second lien Group II Mortgage Loans) at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien Group II Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio (or combined loan-to-value ratios in the case of any second lien Group II Mortgage Loans) of the Group II Mortgage Loans at origination was approximately 87.70%.

The Group II Mortgage Loans have Due Dates throughout each month.

As of the Cut-off Date, the average Principal Balance of the Group II Mortgage Loans was $83,558. The minimum Principal Balance of any Group II Mortgage Loan as of the Cut-off Date was $(404) and the maximum Principal Balance of any Group II Mortgage Loan as of the Cut-off Date was $500,000. Approximately 373 loans of the Group II Mortgage Loans did not have a Principal Balance as of the Cut-off Date.

As of the Cut-off Date, the Group II Mortgage Loans had Loan Rates ranging from approximately 6.250% to 13.500% per annum and the weighted average Loan Rate was approximately 8.135% per annum. As of the Cut-off Date, the Group II Mortgage Loans had Margins ranging from 0.000% per annum to 6.500% per annum, Maximum Loan Rates ranging from 11.000% per annum to 18.000% per annum and Minimum Loan Rates ranging from 0.000% per annum to 6.500% per annum. As of the Cut-off Date, the weighted average Margin was approximately 1.638% per annum, the weighted average Maximum Loan Rate was approximately 17.973% per annum and the weighted average Minimum Loan Rate was approximately 1.638% per annum.

As of the Cut-off Date, the Group II Mortgage Loans consisting of HELOCs had Credit Limit Utilization Rates ranging from (0.72)% to 100.00% and the weighted average Credit Limit Utilization Rate of the Group II Mortgage Loans consisting of HELOCs was approximately 83.25%.

As of the Cut-off Date, the Group II Mortgage Loans consisting of HELOCs had Draw Periods ranging from approximately 60 months to approximately 180 months and the weighted average Draw Period was approximately 85 months. The weighted average remaining term to maturity of the Group II Mortgage Loans consisting of HELOCs was approximately 200 months as of the Cut-off Date. None of the Group II Mortgage Loans had a remaining term to maturity of less than 109 months or greater than 298 months as of the Cut-off Date.

The weighted average Second Mortgage Ratio for the Group II Mortgage Loans consisting of HELOCs was approximately 17.42%.

The Group II Mortgage Loans had the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Type of Group II Mortgage Loans

Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Balloon 15/30 Second Lien	8	$772,400.84	0.09%
Fixed Rate Second Lien	2	289,919.68	0.03
Heloc 1st 5YR/10YR IO	16	3,728,382.58	0.44
Heloc 2nd 5YR/10YR	2	74,725.70	0.01
Heloc 2nd 5YR/10YR 1MO/1MO IO	1,139	120,050,110.47	14.18
Heloc 2nd 5YR/10YR 3MO/1MO	2	75,337.49	0.01
Heloc 2nd 5YR/10YR 3MO/1MO IO	776	71,787,241.24	8.48
Heloc 2nd 5YR/10YR IO	6,054	476,998,198.93	56.33
Heloc 2nd 10YR/15YR	1	65,000.00	0.01
Heloc 2nd 15YR/10YR 1MO/1MO IO	1,864	149,859,536.67	17.70
Heloc 2nd 15YR/10YR 3MO/1MO	2	0.00	0.00
Heloc 2nd 15YR/10YR 3MO/1MO IO	268	23,074,283.02	2.72
Total	10,134	$846,775,136.62	100.00%

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	378	$-496.03	0.00%
1 - 50,000	2,495	84,318,768.67	9.96
50,001 - 100,000	4,546	339,081,701.11	40.04
100,001 - 150,000	1,613	198,782,130.07	23.48
150,001 - 200,000	815	146,600,551.18	17.31
200,001 - 250,000	144	32,829,408.54	3.88
250,001 - 300,000	91	25,469,603.93	3.01
300,001 - 350,000	21	6,829,210.43	0.81
350,001 - 400,000	18	6,955,826.44	0.82
400,001 - 450,000	7	2,965,431.77	0.35
450,001 - 500,000	6	2,943,000.51	0.35
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $83,558.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
620 - 625	16	$1,491,993.24	0.18%
626 - 650	279	21,117,868.65	2.49
651 - 675	1,154	97,407,857.80	11.50
676 - 700	2,496	212,482,842.54	25.09
701 - 725	2,442	214,864,700.73	25.37
726 - 750	1,674	138,185,442.98	16.32
751 - 775	1,218	95,334,770.28	11.26
776 - 800	720	56,203,298.15	6.64
801 - 822	135	9,686,362.25	1.14
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores as of the Cut-off Date was approximately 715.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120 - 120	1	$188,036.56	0.02%
171 - 180	7,998	673,588,280.37	79.55
291 - 300	2,135	172,998,819.69	20.43
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The weighted average combined original term to maturity of the Group II Mortgage Loans as of the Cut-off Date was approximately 205 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
109 - 110	2	$219,910.72	0.03%
131 - 140	2	75,337.49	0.01
141 - 150	4	81,575.96	0.01
151 - 160	3	133,456.60	0.02
161 - 170	101	9,165,497.72	1.08
171 - 180	7,887	664,100,538.44	78.43
231 - 240	2	0.00	0.00
271 - 280	2	122,290.50	0.01
281 - 290	18	1,226,132.28	0.14
291 - 298	2,113	171,650,396.91	20.27
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans as of the Cut-off Date was approximately 200 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	6,516	$553,889,988.78	65.41%
PUD	2,055	171,074,038.63	20.20
Condo Low-Rise	743	50,908,180.44	6.01
Duplex	279	24,074,424.47	2.84
Single Family Attached	160	12,952,285.73	1.53
Fourplex	96	10,845,626.39	1.28
Triplex	90	9,032,333.21	1.07
Condo High-Rise	116	8,617,087.55	1.02
Condo Mid-Rise	48	3,462,419.99	0.41
Condo Site	31	1,918,751.43	0.23
Total	10,134	$846,775,136.62	100.00%

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	8,861	$756,027,015.77	89.28%
Non-owner	1,092	76,496,347.49	9.03
Second Home	181	14,251,773.36	1.68
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	4,977	$429,908,528.51	50.77%
Purchase	4,815	393,291,923.63	46.45
Rate/Term Refinance	342	23,574,684.48	2.78
Total	10,134	$846,775,136.62	100.00%

Original Combined Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
20.25 - 25.00	4	$223,097.08	0.03%
25.01 - 30.00	1	26,014.43	0.00
30.01 - 35.00	6	204,647.76	0.02
35.01 - 40.00	9	575,377.73	0.07
40.01 - 45.00	9	1,326,726.60	0.16
45.01 - 50.00	36	3,783,727.23	0.45
50.01 - 55.00	50	4,649,889.89	0.55
55.01 - 60.00	79	8,496,328.66	1.00
60.01 - 65.00	111	12,632,832.20	1.49
65.01 - 70.00	265	29,674,799.53	3.50
70.01 - 75.00	324	34,307,720.53	4.05
75.01 - 80.00	966	90,972,698.62	10.74
80.01 - 85.00	705	53,415,206.65	6.31
85.01 - 90.00	4,765	351,030,862.17	41.46
90.01 - 95.00	1,415	119,069,886.76	14.06
95.01 - 100.00	1,389	136,385,320.78	16.11
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 87.70%.

(2)	References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

Geographic Payment of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
California	6,875	$599,230,211.38	70.77%
New York	495	37,835,724.42	4.47
Virginia	400	28,408,830.28	3.35
Florida	288	22,612,564.80	2.67
Nevada	252	19,476,247.76	2.30
Maryland	237	18,758,972.02	2.22
Washington	208	15,322,666.01	1.81
Massachusetts	172	13,843,897.88	1.63
Arizona	170	12,757,857.93	1.51
Colorado	144	10,727,757.30	1.27
New Jersey	131	9,852,151.40	1.16
Illinois	110	8,784,446.25	1.04
Oregon	110	8,576,117.34	1.01
Georgia	72	5,911,736.21	0.70
Connecticut	54	4,195,754.35	0.50
Minnesota	55	4,042,396.15	0.48
Utah	45	3,442,325.34	0.41
Pennsylvania	52	3,303,984.80	0.39
District of Columbia	35	2,817,757.86	0.33
Michigan	43	2,696,222.94	0.32
North Carolina	36	2,297,676.52	0.27
Ohio	25	2,019,614.34	0.24
Idaho	19	1,944,821.80	0.23
South Carolina	22	1,391,023.40	0.16
Montana	12	1,280,788.91	0.15
New Hampshire	13	1,242,860.95	0.15
Rhode Island	12	842,551.08	0.10
Missouri	7	685,291.76	0.08
New Mexico	7	524,436.88	0.06
Indiana	5	334,200.00	0.04
Tennessee	8	305,793.06	0.04
Kansas	3	288,867.11	0.03
Wisconsin	2	251,708.00	0.03
Arkansas	1	198,956.35	0.02
Delaware	3	150,998.41	0.02
Alabama	2	119,990.42	0.01
Texas	1	101,883.12	0.01
West Virginia	2	68,900.00	0.01
Kentucky	2	51,015.18	0.01
Oklahoma	1	35,700.00	0.00
Maine	1	20,436.91	0.00
Mississippi	2	20,000.00	0.00
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.47% in the 94513 ZIP Code.

Documentation Levels of the Group II Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Stated Income	8,315	$710,742,917.50	83.94%
Full Documentation	1,594	120,698,432.39	14.25
Stated Documentation	176	11,109,668.01	1.31
No Income Verification	48	4,159,118.72	0.49
NID/NED/NAD	1	65,000.00	0.01
Total	10,134	$846,775,136.62	100.00%

Current Loan Rates of the Group II Mortgage Loans(1)

Current Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6.250 - 7.000	2,073	$167,016,826.17	19.72%
7.001 - 8.000	3,112	269,852,413.16	31.87
8.001 - 9.000	2,751	237,421,991.06	28.04
9.001 - 10.000	1,885	149,117,068.46	17.61
10.001 - 11.000	283	20,769,301.47	2.45
11.001 - 12.000	27	2,281,592.09	0.27
12.001 - 13.000	2	265,994.21	0.03
13.001 - 13.500	1	49,950.00	0.01
Total	10,134	$846,775,136.62	100.00%

___________________

(1)	The weighted average current Loan Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.135% per annum.

Margins of the Group II HELOCs(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.000	386	$30,718,057.09	3.63%
0.001 - 1.000	3,518	294,103,093.36	34.78
1.001 - 2.000	2,539	222,625,917.94	26.32
2.001 - 3.000	3,003	246,918,043.09	29.20
3.001 - 4.000	617	46,131,616.22	5.45
4.001 - 5.000	54	4,654,406.92	0.55
5.001 - 6.000	6	511,731.48	0.06
6.001 - 6.500	1	49,950.00	0.01
Total	10,124	$845,712,816.10	100.00%

___________________

(1)	The weighted average Margin of the Group II HELOCs as of the Cut-off Date was approximately 1.638% per annum.

Maximum Loan Rates of the Group II HELOCs(1)

Maximum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.001 - 11.000	1	$65,000.00	0.01%
11.001 - 12.000	16	3,728,382.58	0.44
17.001 - 18.000	10,107	841,919,433.52	99.55
Total	10,124	$845,712,816.10	100.00%

___________________

(1)	The weighted average Maximum Loan Rate of the Group II HELOCs as of the Cut-off Date was approximately 17.973% per annum.

Minimum Loan Rates of the Group II HELOCs(1)

Minimum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.000	386	$30,718,057.09	3.63%
0.001 - 1.000	3,518	294,103,093.36	34.78
1.001 - 2.000	2,539	222,625,917.94	26.32
2.001 - 3.000	3,003	246,918,043.09	29.20
3.001 - 4.000	617	46,131,616.22	5.45
4.001 - 5.000	54	4,654,406.92	0.55
5.001 - 6.000	6	511,731.48	0.06
6.001 - 6.500	1	49,950.00	0.01
Total	10,124	$845,712,816.10	100.00%

___________________

(1)	The weighted average Minimum Loan Rate of the Group II HELOCs as of the Cut-off Date was approximately 1.638% per annum.

Credit Limits of the Group II HELOCs(1)

Credit Limit ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1 - 50,000	1,800	$65,843,090.12	7.79%
50,001 - 100,000	4,940	330,515,981.53	39.08
100,001 - 150,000	1,754	193,334,310.28	22.86
150,001 - 200,000	1,205	168,890,832.01	19.97
200,001 - 250,000	206	33,973,342.14	4.02
250,001 - 300,000	135	29,423,208.49	3.48
300,001 - 350,000	26	6,510,532.74	0.77
350,001 - 400,000	31	8,747,360.77	1.03
400,001 - 450,000	8	2,441,865.52	0.29
450,001 - 500,000	19	6,032,292.50	0.71
Total	10,124	$845,712,816.10	100.00%

___________________

(1)	The average Credit Limit of the Group II HELOCs as of the Cut-off Date was approximately $100,345.

Credit Limit Utilization Rates of the Group II HELOCs(1)

Credit Limit Utilization Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0.00	378	$-496.03	0.00%
0.01 - 5.00	204	366,591.78	0.04
5.01 - 10.00	56	556,604.94	0.07
10.01 - 15.00	68	1,165,784.02	0.14
15.01 - 20.00	74	1,669,963.87	0.20
20.01 - 25.00	62	1,952,941.16	0.23
25.01 - 30.00	76	3,063,073.00	0.36
30.01 - 35.00	82	2,948,683.44	0.35
35.01 - 40.00	89	3,699,076.11	0.44
40.01 - 45.00	86	4,953,229.11	0.59
45.01 - 50.00	114	7,259,407.35	0.86
50.01 - 55.00	101	6,075,973.06	0.72
55.01 - 60.00	88	5,983,700.92	0.71
60.01 - 65.00	122	9,751,064.80	1.15
65.01 - 70.00	93	7,110,802.71	0.84
70.01 - 75.00	117	11,138,101.48	1.32
75.01 - 80.00	132	12,637,781.79	1.49
80.01 - 85.00	148	15,986,500.67	1.89
85.01 - 90.00	173	17,976,691.44	2.13
90.01 - 95.00	211	22,608,207.92	2.67
95.01 - 100.00	7,650	708,809,132.56	83.81
Total	10,124	$845,712,816.10	100.00%

___________________

(1)	The weighted average credit utilization rate of the Group II HELOCs as of the Cut-off Date was approximately 83.25%.

Original Draw Periods of the Group II HELOCs(1)

Original Draw Period (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
51 - 60	7,989	$672,713,996.41	79.54%
111 - 120	1	65,000.00	0.01
171 - 180	2,134	172,933,819.69	20.45
Total	10,124	$845,712,816.10	100.00%

___________________

(1)	The weighted average original Draw Period of the Group II HELOCs as of the Cut-off Date was approximately 85 months.

Remaining Draw Periods of the Group II HELOCs(1)

Remaining Draw Period (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	1	$31,874.16	0.00%
11 - 20	2	75,337.49	0.01
21 - 30	4	81,575.96	0.01
31 - 40	3	133,456.60	0.02
41 - 50	96	8,749,496.40	1.03
51 - 60	7,883	663,642,255.80	78.47
101 - 110	1	65,000.00	0.01
111 - 120	2	0.00	0.00
151 - 160	2	122,290.50	0.01
161 - 170	17	1,161,132.28	0.14
171 - 180	2,113	171,650,396.91	20.30
Total	10,124	$845,712,816.00	100.00%

___________________

(1)	The weighted average remaining Draw Period of the Group II HELOCs as of the Cut-off Date was approximately 80 months.

Second Lien Mortgage Ratios of the Group II HELOCs

Second Lien Mortgage Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.82 - 5.00	220	$7,791,226.59	0.93%
5.01 - 10.00	3,596	199,393,132.27	23.68
10.01 - 15.00	2,266	188,322,343.12	22.37
15.01 - 20.00	2,534	256,165,151.55	30.42
20.01 - 25.00	756	89,252,106.35	10.60
25.01 - 30.00	361	50,044,010.72	5.94
30.01 - 35.00	193	26,199,830.00	3.11
35.01 - 40.00	91	12,834,827.33	1.52
40.01 - 45.00	52	6,676,192.84	0.79
45.01 - 50.00	20	2,870,913.55	0.34
50.01 - 55.00	10	1,249,682.82	0.15
55.01 - 60.00	5	655,987.88	0.08
60.01 - 65.00	1	0.00	0.00
65.01 - 70.00	2	387,778.50	0.05
75.01 - 80.00	1	141,250.00	0.02
Total	10,108	$841,984,433.52	100.00%

___________________

(1)	The weighted average Second Lien Mortgage Ratio of the Group II HELOCs as of the Cut-off Date was approximately 17.42%.